EXHIBIT 10.38

Brian Hughes
76 Dean Street
London  W1D 3SQ

Dear Brian,

       Amendment to Distribution Agreement between Peak Entertainment Ltd.
                         & GMTV, dated 17 February 2003

This letter is to confirm our recent discussion regarding the rescheduling of the production and subsequent broadcast of the Monster in My Pocket series.

Please can you review the amendments below, which all relate to this rescheduling, and sign and return the enclosed copy of this letter.

Amendments

"License Period"           Replace "1 September 2003 - 31 August 2006" with "1
                           September 2003 to 31 August 2008"

"Delivery Date"            Replace "1 August 2003" with "Episodes 1-5 by 1 April
                           2005, episodes 6-13 by 1 October 2005, episodes 14-26 by 1 March 2006"

We look forward to a successful and profitable partnership for both our companies on This project.

Singed for and on behalf of
Peak Entertainment Limited          /s/                           17/06/04
                                    ---------------------         ---------
                                            signed                   date

Singed for and on behalf of
GMTV                                /s/                            22/6/04
                                    ----------------------         --------
                                            signed                   date